June 2023 Larimar Therapeutics Corporate Presentation

Forward-Looking Statements This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. ( “Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to Larimar’s expectations regarding its ability to resolve the partial clinical hold imposed by the FDA related to CTI-1601, Larimar’s ability to develop and commercialize CTI-1601, Larimar’s planned research and development efforts, including the timing of its CTI-1601 clinical development plan and other matters regarding Larimar’s business strategies, ability to raise capital, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the Company’s ability to successfully engage with the FDA and satisfactorily respond to requests from the FDA for further information and data regarding the CTI-1601 clinical trial including the FDA review of data from cohort one from the Phase 2 dose exploration trial and FDA‘s agreement to escalate the dosing in cohort two, the timing and outcomes of Larimar’s interactions with the FDA concerning the partial clinical hold, the success, cost and timing of Larimar’s product development activities, nonclinical studies and clinical trials, including CTI-1601 clinical milestones; that preliminary and top-line clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of CTI-1601 may not be predictive of the results or success of later clinical trials, and assessments; Larimar’s ability and the ability of third-party manufacturers Larimar engages, to optimize and scale CTI-1601’s manufacturing process; Larimar’s ability to obtain regulatory approvals for CTI-1601 and future product candidates; Larimar’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; Larimar’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by Larimar with the Securities and Exchange Commission (SEC), including but not limited to Larimar’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by Larimar and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent Larimar’s management’s views only as of the date hereof. Larimar undertakes no obligation to update any forward-looking statements for any reason, except as required by law.

Investment Highlights Double-blind, placebo-controlled Phase 1 proof-of-concept trials in individuals with FA complete Data show CTI-1601 was generally well tolerated when dosed daily for up to 13 days; Dose dependent increases were observed in frataxin (FXN) levels from baseline compared to placebo in all evaluated tissues Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and potentially other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Placebo-controlled, Phase 2, 4-week dose exploration study in individuals with FA 25 mg cohort data show CTI-1601 was generally well tolerated; Increases in FXN from baseline compared to placebo in skin & buccal cells were observed; Given partial clinical hold, further clinical studies are contingent on FDA review of data Strong financial foundation with projected cash runway into 2H 2024 March 31, 2023 cash - $111.5M High-quality institutional investor base includes founding investor Deerfield Management

2015 2020 2030 2035 2040 2045 2050 2055 2010 2025 *Additional pending applications for platform disease targets Est. Expiration March 2041 CTI-1601 Composition of Matter and Methods of Treatment US 11,459,363 (Exclusive license from Indiana University) US continuation and foreign applications pending Expiration July 2040 Composition of Matter Patent Platform Technology is Supported by a Strong IP Portfolio Granted CTI-1601 composition of matter patent extends into 2040 Additional CTI-1601 IP protection CTI-1601 pending applications cover key biomarkers and analytical tools CTI-1601 should be eligible for 12 years of market exclusivity upon approval in the US (independent of patents) and at least 10 years of market exclusivity upon approval in EU (independent of patents) Pending Granted Platform Applications Formulation and Methods of Quantifying CTI-1601 Platform Technology: Molecules for Protein Delivery US 2021-0355177 US and foreign applications pending Pharmaceutical Compositions Comprising CTI-1601 US 2022-0193190 US and PCT applications pending; PCT will be nationalized in foreign jurisdictions Methods of Quantifying CTI-1601 US 2022-0276258 US and foreign applications pending Est. Expiration December 2041 Est. Expiration July 2040

Caused by genetic defect resulting in low levels of frataxin Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered1 Affects ~20,000 patients globally, with ~5,000 patients in the U.S. and majority of the remaining patients in the EU Approximately 70% of patients present before age 14 Initial symptoms may include unsteady posture, frequent falling and progressive difficulty in walking. By the time symptoms occur, heart damage may have already occurred. Progressive disease: symptoms worsen and patients are eventually confined to a wheelchair with speech becoming hesitant and jerky (often referred to as “scanning of speech”) Life expectancy of 30-50 years Early death usually caused by heart disease No available therapies increase frataxin levels Only treatment approved for FA does not address frataxin deficiency Friedreich’s Ataxia (FA) Rare and Progressive Disease 5 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245 LRMR continues to have a strong relationship with Friedreich’s Ataxia Research Alliance Dedicated FA patient advocacy group focused on treatments for FA

CTI-1601 is Designed to Deliver Additional Frataxin (FXN) The presence of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria STRUCTURE OF ENDOGENOUS FXN STRUCTURE OF CTI-1601 Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mitochondrial Targeting Sequence (MTS) Mature Human FXN Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mature Human FXN Cell Penetrating Peptide (CPP) Mitochondrial Targeting Sequence (MTS) CTI-1601 maintains the cleavage site between the MTS and mature human FXN

Completed Phase 1 Multiple Ascending Dose Study Treatment Schedules for Each Cohort 13-day Treatment Period Cohort 2 (50 mg; n = 9) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 1 (25 mg; n = 8) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration 13-day Treatment Period Cohort 3 (100 mg n = 10) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Buccal Cells Baseline, Day 4, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 4, Day 13 Cohort 2 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13 Cohort 3 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13

Dose Dependent Increases in FXN Levels Observed in Skin and Buccal Cells in Phase 1 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data represent median and 25th and 75th percentiles; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol Placebo: Participants randomized to placebo in each cohort 25 mg: Dosed daily for 4 days, every third day thereafter 50 mg: Dosed daily for 7 days, every other day thereafter 100 mg: Dosed daily for 13 days FXN* Change from Baseline By Dose Group (Skin Biopsies) FXN* Change from Baseline By Dose Group (Buccal Cells)

Increases in FXN Correlated with Increasing CTI-1601 Dose in Phase 1 Trial Skin Biopsies Day 13 FXN* Change from Baseline# Buccal Cells Day 4/7 FXN* Change from Baseline◊ *FXN levels measured via detection of peptide derived from mature FXN. FXN concentrations are normalized to total cellular protein content in each sample; #For 100 mg group, two participants did not have sample at Day 13. ◊For 25 mg group, one participant did not have sample at Day 4. ◊For 50 mg group, day 7 buccal cells were not collected from one participant who discontinued treatment and one participant did not have sample.

Phase 2, Four-week Dose Exploration Study Goal: Further characterize PK/PD and assess safety to inform long-term dose and dose regimen Treatment Schedule 28-day Treatment Period 16 17 18 19 15 20 21 22 23 24 25 26 27 28 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = No Administration Study Details Population Ambulatory and non-ambulatory Friedreich’s ataxia patients ≥18 years of age. CTI-1601 treatment naïve or participated (if eligible) in a previous Larimar study. Dose Cohort 1: 25 mg (dosing complete) Cohort 2: Dose escalation contingent on a review of Cohort 1 data by FDA and IDMC. Key Endpoints Frataxin levels in peripheral tissue, PK, PD, safety and tolerability. PD endpoints include lipid profiles and gene expression data. Number of Patients Cohort 1: Enrolled 13 participants randomized 2:1 to receive CTI-1601 (n=9) or placebo (n=4). Planned Cohort 2: Designed to enroll ~12-15 participants randomized 2:1 to receive CTI-1601 or placebo. Timing Expect to provide update on next steps in Q3 2023. IDMC: Independent data monitoring committee

Preliminary Top-line Data from 25 mg Cohort of Ph 2 Trial Frataxin (FXN) Levels A meeting between Larimar and FDA is scheduled to discuss the information needed to gain clearance to initiate a 50 mg cohort in the Phase 2 trial Update on CTI-1601 program expected in Q3 2023 Next Steps Participants dosed daily for 14 days and then every-other-day until end of treatment (day 28) Safety data indicate CTI-1601 was generally well tolerated in the cohort PK data suggest steady state was achieved by day 14 Safety and PK Median placebo-adjusted increase from baseline of 3.5 pg/µg in FXN levels in skin with 14 days daily dosing Median placebo-adjusted increase from baseline of 0.9 pg/µg in FXN levels in buccal cells with 14 days daily dosing Data build on proof-of-concept Phase 1 results

Increases in FXN Levels Observed in Skin Biopsies Median placebo-adjusted increase from baseline of 3.5 pg/µg in skin with 14 days daily dosing *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data for left graph represent median and 25th and 75th percentiles. #: One participant treated with CTI-1601 discontinued from study at Day 14 (Day 14 sample was not collected) and another treated with CTI-1601 had a FXN concentration value < lower limit of quantitation (LLOQ) at Day 14. FXN* Change from Baseline (Skin Biopsies) Day 14 FXN* Change from Baseline (Skin Biopsies)#

Increases in FXN Levels Observed in Buccal Cells Median placebo-adjusted increase from baseline of 0.9 pg/µg in buccal cells with 14 days daily dosing *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data for left graph represent median and 25th and 75th percentiles. #:One participant treated with CTI-1601 had a baseline value < lower limit of quantitation (LLOQ) and another participant treated with CTI-1601 had a baseline and Day 14 value < lower limit of quantitation (LLOQ); One participant treated with placebo had a FXN concentration value <LLOQ at baseline and another participant treated with placebo had a FXN concentration value <LLOQ at Day 14. FXN* Change from Baseline (Buccal Cells) Day 14 FXN* Change from Baseline (Buccal Cells)#

Clinical Data Indicate CTI-1601 is Generally Well Tolerated CTI-1601 administered to 37 different adults with FA in multiple studies 35 of 37 clinical trial participants dosed with CTI-1601 completed their respective study One Phase 2 participant withdrew due to an allergic reaction that resolved with standard treatment One Phase 1 participant in the 50 mg cohort withdrew due to mild-to-moderate nausea and vomiting No serious adverse events or important medical events in any CTI-1601 clinical trial One severe adverse event (allergic reaction that resolved with standard treatment referenced above) Most common adverse events (AEs) were mild and moderate injection site reactions (ISRs) No study discontinuations due to ISRs and all resolved without intervention ISRs in 100% of CTI-1601-treated participants and 40% of placebo-treated participants across all trials In MAD study, except for ISRs, number & severity of AEs did not increase with increasing dose

CTI-1601 Clinical Development Plan Planned Trials Include: Global double-blind placebo-controlled pivotal trial. Jive open-label extension trial for eligible patients who participated in SAD, MAD, and/or four-week dose exploration studies MAD trial in patients 2 to 17 years of age. Participants eligible to screen for Jive open-label extension trial. Phase 2 four-week dose exploration study. Dosing in Cohort 1 is complete. Meeting with FDA scheduled for Q2 2023 to discuss information needed to initiate a 50 mg cohort. Update on next steps expected in Q3 2023 Due to the FDA partial clinical hold, the conduct of additional cohorts in the Phase 2 study, as well as other studies, will be subject to FDA review of Phase 2 cohort 1 data and possibly other data.

Phase 2 (25 mg cohort) A meeting between Larimar and FDA is scheduled to discuss the information needed to gain clearance to initiate a 50 mg cohort in the Phase 2 trial Update on CTI-1601 program expected in Q3 2023 Regulatory Generally well tolerated Dose-dependent increases in FXN levels in all evaluated tissues with 7 days of daily dosing at 50 mg & 100 mg Phase 1 Generally well tolerated Median placebo-adjusted increase from baseline of 3.5 pg/µg in FXN levels in skin with 14 days daily dosing Median placebo-adjusted increase from baseline of 0.9 pg/µg in FXN levels in buccal cells with 14 days daily dosing CTI-1601: In Development as the First Therapeutic Intended to Increase FXN

Investment Highlights Double-blind, placebo-controlled Phase 1 proof-of-concept trials in individuals with FA complete Data show CTI-1601 was generally well tolerated when dosed daily for up to 13 days; Dose dependent increases were observed in frataxin (FXN) levels from baseline compared to placebo in all evaluated tissues Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and potentially other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Placebo-controlled, Phase 2, 4-week dose exploration study in individuals with FA 25 mg cohort data show CTI-1601 was generally well tolerated; Increases in FXN from baseline compared to placebo in skin & buccal cells were observed; Given partial clinical hold, further clinical studies are contingent on FDA review of data Strong financial foundation with projected cash runway into 2H 2024 March 31, 2023 cash - $111.5M High-quality institutional investor base includes founding investor Deerfield Management

THANK YOU Larimar Therapeutics June 2023 Corporate Update

Appendix Larimar Therapeutics

Leadership Team Gopi Shankar, PhD, MBA, FAAPS Chief Development Officer John Berman, CPA VP, Finance & Operations Mohamed Hamdani VP, Biometrics Noreen Scherer VP, Clinical Operations Michael Celano Chief Financial Officer Keith E. Lynch, Jr. VP, Technical Operations Francis Michael Conway VP, Controller Carole Ben-Maimon, MD Chief Executive Officer Jennifer Johansson, JD VP, Regulatory Affairs & Counsel Nancy Ruiz, MD, FACP, FIDSA Chief Medical Officer

Scientific Advisory Board Giovanni Manfredi, MD, PhD  Finbar and Marianne Kenny Professor in Clinical and Research Neurology at Weill Cornell Medicine.  Professor of Neuroscience at Weill Cornell Medicine. Russell Clayton, DO  (Chairman) Former Chief Medical Officer at Alcresta Therapeutics, a medical device company  Former Senior Vice President of Research and Development at Discovery Labs, a pharmaceutical and medical device company Co-founder of Chondrial Therapeutics, which became Larimar Therapeutics, Inc.  Professor of Pediatrics at Indiana University School of Medicine  Executive Director of the Mitochondrial Medicine Frontier Program at The Children’s Hospital of Philadelphia (CHOP)    Professor in the Division of Human Genetics, Department of Pediatrics at University of Pennsylvania Perelman School of Medicine Mark Payne, MD  Marni J. Falk, MD  Medical Director and Division Chief of the University of California San Francisco (UCSF) Movement Disorders and Neuromodulation Center.  Carlin and Ellen Wiegner Endowed Professor of Neurology Jill Ostrem, MD

Company has strong relationship with Friedreich’s Ataxia Research Alliance (FARA) National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items Assistance with patient recruitment and education Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” Strong Relationship with FARA

Additional Phase 1 Data

CTI-1601 appears to be generally well tolerated at doses up to 100 mg administered daily for 13 days Safety Pharmacodynamics Pharmacokinetics Conclusion Daily dosing of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues Phase 1 Top-line Data Demonstrated POC for CTI-1601 in FA 24 POC: Proof-of-concept 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245 Pharmacokinetic analyses support evaluating once-daily and every-other-day dosing regimens for CTI-1601 Daily subcutaneous (SC) administration of 50 mg and 100 mg doses of CTI-1601 resulted in FXN levels in buccal cells that are at, or in excess of, those we would expect to see in asymptomatic heterozygous carriers (who have FXN levels of ~50% of homozygous healthy people)1

CTI-1601: Phase 1 Clinical Program in Patients with FA Phase 1 Development Plan Two double-blind, placebo-controlled dosing trials in patients with FA Patient dosing began December 2019 Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Treatment Duration: 1 day 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels; multiple exploratory Status: Complete Single Ascending Dose (SAD) Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete Multiple Ascending Dose (MAD) Eligible patients from SAD trial could enroll in MAD trial Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials

MAD Trial Patient Demographics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Sex Male n (%) 5 (71.4) 3 (50.0) 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) Mean 25.7 39.7 34.7 28.0 33.9 31.7 SD 6.37 16.59 9.03 8.96 12.13 11.40 Median 23 37 36 24 34 28 Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race White n (%) 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) American Indian n (%) 1 (14.3) 0 0 0 0 1 (3.7) Ethnicity Hispanic/Latino n (%) 2 (28.6) 0 0 0 0 2 (7.4) Not Hispanic/Latino n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) SD: Standard deviation

MAD Trial Patient Disease Characteristics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Age at Symptom Onset Mean 14.1 24.0 19.3 11.9 18.1 17.1 SD 5.34 14.48 6.21 6.72 10.37 9.39 Median 15.0 18.0 19.0 10.0 18.0 16.0 Min, Max 8,23 12,44 8,28 5,22 5,44 5,44 Age at Diagnosis Mean 18.3 31.5 26.4 15.9 24.3 22.7 SD 7.87 19.88 4.28 8.21 13.24 12.23 Median 20.0 25.5 28.0 13.0 27.0 21.0 Min, Max 9,32 14,64 17,30 5,27 5,64 5,64 Assistive Device Walker n (%) 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) Other n (%) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) None n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) SD: Standard deviation

Data Compare Favorably to FXN Levels Expected in Heterozygous Carriers Achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls FXN* Levels By Dose Group (Buccal Cells) Baseline Day 4/7 Day 13 *FXN levels measured via detection of peptide derived from mature FXN; #Data on file; Data represent median and 25th and 75th percentiles ; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol. 1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; 2. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. Benchmarking Clinical Relevance FXN levels in buccal cells and blood have been shown to correlate with neurological function in FA patients1 Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue considered2 Heterozygous carriers who show no signs of disease have FXN levels of ~50% of unaffected healthy persons2 Comparison to Healthy Controls FXN levels were measured in buccal cells from 8 healthy controls using the same assay and sampling technique employed in the Phase 1 MAD trial With daily administration, patients in Cohorts 2 & 3 of the Phase 1 MAD trial achieved median buccal cell FXN levels that were >60% of the median FXN levels observed in healthy controls 60% of median healthy control FXN levels (n=8)# FXN Concentration / Total Protein (pg/μg)

Repeated subcutaneous injections of CTI-1601 were generally well tolerated in Phase 1 MAD trial Summary of MAD trial safety data: Repeated doses (25 mg, 50 mg, and 100 mg) of CTI-1601 or placebo were administered subcutaneously. No serious adverse events (SAEs), important medical events, or treatment-related severe adverse events were observed. Most common adverse events (AEs) were mild and moderate injection site reactions (ISR). At least one ISR was seen in 43% of patients receiving placebo, and all patients receiving CTI-1601 experienced ISRs. Most ISRs resolved within an hour after injection, and all ISRs resolved without intervention. There were no study discontinuations due to ISRs. Except for ISRs, the number & severity of AEs did not increase with increasing dose.

Summary of MAD Trial PK Analyses CTI-1601 was quickly absorbed after subcutaneous administration Dose-proportional increases in exposure observed with increasing doses of CTI-1601 Mean half life of CTI-1601 in plasma was approximately 11 hours CTI-1601 appeared to be at or close to steady state exposure after 13 days of dosing 100 mg once daily PK analyses support evaluating once-daily and every-other-day dosing regimens for CTI-1601

FDA cleared Phase 2 study’s initiation following review of clinical and non-clinical data SUMMARY OF MULTIPLE-ASCENDING DOSE (MAD) TRIAL SAFETY DATA Repeated SC injections of CTI-1601 appear to be generally well tolerated at doses up to 100 mg administered daily for 13 days. No serious adverse events (SAEs), important medical events, or treatment-related severe adverse events were observed. Most common AEs were mild and moderate injection site reactions (ISR). At least one ISR was seen in 43% of patients receiving placebo, and all patients receiving CTI-1601 experienced ISRs. Most ISRs resolved within an hour after injection, and all ISRs resolved without intervention. There were no study discontinuations due to ISRs. Except for ISRs, the number and severity of AEs did not increase with increasing exposure to CTI-1601. Clinical & Non-clinical Safety Data Supported Initiation of 4-Week, Phase 2 Dose Exploration Study at 25 mg The clinical hold was put in place following deaths that occurred during the 26-week toxicology study in 3 out of a total of 34 NHPs. All 3 of these NHPs were in the two highest dose groups. All NHPs in the two lower dose groups survived to the end of the 26-week toxicology study. Based on AUC, Cmax, and Ctrough from the Phase 1 studies at the 25 mg and 50 mg levels, and the no observed adverse effect levels from the 4-, 13-, and 26-week toxicology studies, the safety margins calculated for CTI-1601 are generally greater than 10. Though the precise mechanism of toxicity in NHPs was not determined, we believe the toxicity was associated with accumulation and high levels of exposure as demonstrated by the safety margins. We believe the presence of persistent edema at the injection sites in some NHPs may explain the accumulation associated with adverse events, as well as higher plasma levels of CTI-1601. In the clinic, injection sites will be closely monitored and we intend to avoid the use of injection sites where persistent edema is present. SUMMARY OF NON-HUMAN PRIMATE (NHP) DATA SC: Subcutaneous

Additional Phase 2 Cohort 1 Data

Demographics of Phase 2 (Cohort 1) Demographics similar between Phase 1 and Phase 2 trials of CTI-1601 Parameter, n (%) Placebo (N=4) CTI-1601 25 mg (N=9) Overall (N=13) Mean Age (SD) (Years) 34.0 (9.20) 37.8 (14.93) 36.6 (13.16) Male 2 (50.0%) 5 (55.6%) 7 (53.8%) White 4 (100.0%) 8 (88.9%) 12 (92.3%) Other 0 1 (11.1%) 1 (7.7%) Not Hispanic or Latino 3 (75.0%) 8 (88.9%) 11 (84.6%) Hispanic or Latino 1 (25.0%) 1 (11.1%) 2 (15.4%) Mean BMI (SD) (kg/m2) 23.66 (3.235) 25.26 (6.262) 24.77 (5.417%) Previously participated in a CTI-1601 trial 1 (25.0%) 4 (44.4%) 5 (38.5%)

Disease Characteristics (Phase 2 Cohort 1) Parameter Statistic Placebo (N=4) CTI-1601 (n=9) Overall (n=13) Age at Symptom Onset (years) n 4 8 12 Mean (SD) 14.5 (4.93) 13.0 (10.47) 13.5 (8.77) Median 14.5 10.0 11.0 Q1, Q3 11, 19 8, 13 9, 15 Min, Max 9, 20 5, 38 5, 38 Age at Diagnosis (years) n 4 9 13 Mean (SD) 17.5 (5.57) 18.6 (11.20) 18.2 (9.58) Median 16.5 16.0 16.0 Q1, Q3 14, 22 14, 20 14, 20 Min, Max 12, 25 5, 42 5, 42 Time Since Diagnosis (years) n 4 9 13 Mean (SD) 16.08 (5.965) 18.49 (11.523) 17.75 (9.938) Median 13.42 14.32 13.50 Q1, Q3 12.9, 19.3 12.8, 21.6 12.8, 21.6 Min, Max 12.5, 25.0 5.4, 45.0 5.4, 45.0

Summary of Phase 2 trial safety data (25 mg cohort): 25 mg CTI-1601 or placebo were administered subcutaneously daily for 14 days and then every other day until day 28. 13 participants were dosed in the trial (9 active, 4 placebo). Of the 9 CTI-1601-treated participants, 8 completed the trial with 1 withdrawing due to an allergic reaction to study drug, which resolved with standard treatment Data indicate CTI-1601 is generally well tolerated No serious adverse events. No important medical events. 1 severe adverse event (allergic reaction that resolved with standard treatment as referenced above). The most common adverse events were mild and moderate injection site reactions (at least one injection site reaction was seen in 50% of placebo participants and in 100% of CTI-1601 participants) CTI-1601 appeared to be generally well tolerated in Phase 2 trial’s 25 mg cohort Pharmacokinetic Data Suggest steady state achieved by day 14

Top-line Results from Non-interventional Study Recently completed non-interventional study (CLIN-1601-002) measured FXN in homozygous HVs FXN concentrations were measured1 in skin and buccal cells from 60 homozygous healthy volunteers: Median FXN in Skin = 16 pg/µg Median FXN in Buccal cells = 8 pg/µg Study utilized the same sampling technique and assay as clinical trials of CTI-1601 FXN Levels in Homozygous Healthy Volunteers (HVs) FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations normalized to total cellular protein content in each sample. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. Based on published literature, asymptomatic heterozygous carriers have frataxin levels that are approximately 50% of those of homozygous healthy people2

Preclinical Data

CTI-1601: Positive Mouse Model Data Support Development Cardiac Knock Out Mouse Model Studies (MCK-Cre FXN KO Mouse) Proof-of-Concept Demonstrated In Mouse Models of FA Neurologic Knock Out Mouse Model Study (Pvalb-CRE FXN KO Mouse) Extended survival Prevented development of ataxic gait Demonstrated ability to deliver hFXN to mitochondria Showed that treated mice survive longer than untreated mice Increased in a dose dependent manner, succinate dehydrogenase (SDH) activity. SDH is an FXN dependent enzyme, whose activity is indicative of mitochondrial function Demonstrated CNS penetration, as hFXN was present in brain, dorsal root ganglia & spinal cord Prevented left ventricle dilation and maintained function

CTI-1601 Extends Survival in FXN-deficient KO Mice Median Survival of MCK-Cre FXN-KO Mice 166 days (CTI-1601) vs. 98 days (Vehicle) CTI-1601 was administered 10 mg/kg SC every other day Survival beyond vehicle mean (107.5 days) 87.5% (CTI-1601) vs. 33% (Vehicle) Demonstrates that CTI-1601 is capable of delivering sufficient amounts of FXN to mitochondria Days Percent Survival CTI-1601 rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA P=0.0001 Initial Proof-of-Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA

Pvalb-Cre FXN-KO mouse Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week hFXN replacement with CTI-1601 prevents the development of ataxic gait CTI-1601-treated mice survive longer than untreated mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration CTI-1601 Prevents The Development of Ataxic Gait in KO mice In-Vivo Efficacy Data in Neurologic KO Mouse Model

CTI-1601 Delivers hFXN to Mitochondria in KO Mice hFXN concentration within mitochondria increases in a dose-dependent manner Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals Demonstrated normalization of gene expression in cardiac tissue MPK = mg/kg MPK = mg/kg Normalized Mitochondrial FXN (Heart) Normalized SDH Activity (Muscle)

CTI-1601 Prevents Left Ventricle Dilation in KO Mice Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601 (10 mg/kg every other day) CTI-1601-treated mice have similar LV volume as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated (10 mg/kg every other day) KO mice Diameter (mm) Age in Weeks Age in Weeks Volume (μL) KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Internal Diameter (Systole) Left Ventricle Volume (Systole)

CTI-1601 Preserves Left Ventricle Function in KO Mice Left ventricular (LV) function drops significantly in vehicle treated mice by week 8 CTI-1601-treated (10 mg/kg every other day) mice have similar LV as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated KO mice Percent Change Age in Weeks KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Ejection Function Left Ventricle Fractional Shortening Percent Change Age in Weeks